INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
Income before income taxes consisted of the following (in millions):

Year Ended December 31,	2018		2017		2016
United States	$888	[1]	$(690)	[1]	$113	[1]
International	7,337	[1]	7,580		8,023
Total	$8,225		$6,890		$8,136
[1] Includes charges of $476 million, $2,140 million and $2,456 million related to refranchising certain bottling territories in North America in 2018, 2017 and 2016, respectively. Refer to Note 2.
Income taxes consisted of the following (in millions):

	United States		State and Local		International		Total
2018
Current	$591	[1]	$145		$1,426		$2,162
Deferred	(386)	[1,3]	(81)	[1,3]	54	[1,3]	(413)
2017
Current	$5,438	[2]	$121		$1,300		$6,859
Deferred	(1,783)	[2,3]	14		517	[2]	(1,252)
2016
Current	$1,147		$113		$1,182		$2,442
Deferred	(838)	[3]	(91)		73		(856)

[1] Includes the tax impact that resulted from changes to our original provisional estimates of the impact of the Tax Reform Act as permitted by Staff Accounting Bulletin No. 118 ("SAB 118").
[2] Includes our reasonable estimate of the effects on our existing deferred tax balances and the one-time transition tax resulting from the Tax Reform Act that was signed into law on December 22, 2017. The provisional amount as of December 31, 2017, related to the one-time transition tax on the mandatory deemed repatriation of prescribed foreign earnings was $4.6 billion of tax expense based on cumulative prescribed foreign earnings estimated at that time to be $42 billion. The provisional amount that was primarily related to the remeasurement of certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future was a net deferred tax benefit of $1.0 billion.
[3] Includes the benefit from charges related to refranchising certain bottling territories in North America. Refer to Note 2.
We made income tax payments of $2,120 million, $1,950 million and $1,554 million in 2018, 2017 and 2016, respectively.
Our effective tax rate reflects the tax benefits of having significant operations outside the United States, which are generally taxed at rates lower than the U.S. statutory rate. As a result of employment actions and capital investments made by the Company, certain tax jurisdictions provide income tax incentive grants, including Brazil, Costa Rica, Singapore and Swaziland. The terms of these grants expire from 2019 to 2036. We anticipate that we will be able to extend or renew the grants in these locations. Tax incentive grants favorably impacted our income tax expense by $318 million, $221 million and $105 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, our effective tax rate reflects the benefits of having significant earnings generated in investments accounted for under the equity method of accounting, which are generally taxed at rates lower than the U.S. statutory rate.
A reconciliation of the statutory U.S. federal tax rate and our effective tax rate is as follows:

Year Ended December 31,	2018		2017		2016
Statutory U.S. federal tax rate	21.0%		35.0%		35.0%
State and local income taxes — net of federal benefit	1.5		1.1		1.2
Earnings in jurisdictions taxed at rates different from the statutory U.S. federal tax rate	3.1	[1,2]	(9.5)		(17.5)	[7]
Equity income or loss	(2.5)		(3.3)		(3.0)
Tax Reform Act	0.1	[3]	52.4	[4]	—
Excess tax benefits on stock-based compensation	(1.3)		(1.9)		—
Other — net	(0.6)		7.6	[5,6]	3.8	[8]
Effective tax rate	21.3%		81.4%		19.5%
[1] Includes the impact of pretax charges of $591 million (or a 1.5 percent impact on our effective tax rate) related to other-than-temporary impairments of certain of our equity method investees and the impact of a pretax charge of $554 million (or a 1.4 percent impact on our effective tax rate) related to an impairment of assets held by CCBA. Refer to Note 17.
[2] Includes tax expense of $28 million on net pretax charges of $403 million (or a 1.4 percent impact on our effective tax rate) primarily related to the refranchising of certain foreign bottling operations. Refer to Note 2.
[3] Includes net tax expense of $8 million (or a 0.1 percent impact on our effective tax rate) related to the finalization of our accounting related to the Tax Reform Act.
[4] Includes net tax expense of $3,610 million primarily related to our reasonable estimate of the one-time transition tax resulting from the Tax Reform Act that was signed into law on December 22, 2017, partially offset by the impact of the lower rate introduced by the Tax Reform Act on our existing deferred tax balances.
[5] Includes net tax expense of $1,048 million on a pretax gain of $1,037 million (or a 9.9 percent impact on our effective tax rate) related to the Southwest Transaction, in conjunction with which we obtained an equity interest in AC Bebidas. The Company accounts for its interest in AC Bebidas as an equity method investment and the net tax expense was primarily the result of the deferred tax recorded on the basis difference in this investment. Refer to Note 2.
[6] Includes a $156 million net tax benefit related to the impact of manufacturing incentives and permanent book to tax adjustments.
[7] Includes tax expense of $97 million related to a pretax gain of $1,323 million (or a 4.5 percent impact on our effective tax rate) related to the deconsolidation of our German bottling operations. Refer to Note 2.
[8] Includes tax expense of $157 million (or a 1.9 percent impact on our effective tax rate) primarily related to amounts required to be recorded for changes to our uncertain tax positions, including interest and penalties, in certain domestic jurisdictions.
The one-time transition tax is based on our total accumulated post-1986 prescribed foreign earnings and profits ("E&P") of approximately $41 billion. Most of this amount comprises unremitted foreign earnings, upon which no U.S. federal or state income tax had been accrued, because they were considered to have been indefinitely reinvested. At December 31, 2017, following enactment of the Tax Reform Act, we recorded a provisional $4.6 billion tax reflecting our best estimate of the one-time deemed repatriation tax liability as of December 31, 2017, and a $0.6 billion provisional deferred tax liability related to foreign withholding taxes and state income taxes on earnings no longer considered to be indefinitely reinvested.
During 2018, we recorded a net tax expense from the impact of the Tax Reform Act. As permitted by SAB 118, we had recorded provisional adjustments to our reasonable estimate of the impact of the Tax Reform Act during the 2018 measurement period pursuant to our analysis of contemporaneous guidance, interpretations and data, and we have finalized that analysis based on such information available as of December 31, 2018.   As such, we recorded an additional $0.3 billion in tax for our one-time transition tax and a tax benefit of $0.3 billion, primarily related to a reduction in deferred taxes on related withholding taxes and state income taxes in 2018.  We also remeasured and adjusted certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21.0 percent. This adjustment was not significant. We have not recorded incremental income taxes for any additional outside basis differences of approximately $8.1 billion in our investments in foreign subsidiaries, as these amounts continue to be indefinitely reinvested in foreign operations. Determining the amount of unrecognized deferred tax liability related to any additional outside basis differences in these entities is not practicable.
The Global Intangible Low-Taxed Income ("GILTI") provisions of the Tax Reform Act require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary's tangible assets. An accounting policy election is available to either account for the tax effects of GILTI in the period that is subject to such taxes or to provide deferred taxes for book and tax basis differences that upon reversal may be subject to such taxes. We have elected to account for the tax effects of these provisions in the period that is subject to such tax and the impact is reflected in our full year provision.
The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. U.S. tax authorities have completed their federal income tax examinations for all years prior to 2007. With respect to state and local jurisdictions and countries outside the United States, with limited exceptions, the Company and its subsidiaries are no longer subject to income tax audits for years before 2004. For U.S. federal and state tax purposes, the net operating losses and tax credit carryovers acquired in connection with our acquisition of Old CCE that were generated between the years of 1990 through 2010 are subject to adjustments until the year in which they are actually utilized is no longer subject to examination. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, including interest and penalties, have been provided for any adjustments that are expected to result from those years.
On September 17, 2015, the Company received a Notice from the IRS for the tax years 2007 through 2009, after a five-year audit. Refer to Note 12.
As of December 31, 2018, the gross amount of unrecognized tax benefits was $336 million. If the Company were to prevail on all uncertain tax positions, the net effect would be a benefit of $182 million, exclusive of any benefits related to interest and penalties. The remaining $154 million, which was recorded as a deferred tax asset, primarily represents tax benefits that would be received in different tax jurisdictions in the event the Company did not prevail on all uncertain tax positions.
A reconciliation of the changes in the gross amount of unrecognized tax benefits is as follows (in millions):

Year Ended December 31,	2018	2017	2016
Beginning balance of unrecognized tax benefits	$331	$302	$168
Increase related to prior period tax positions	11	18	163	[1]
Decrease related to prior period tax positions	(2)	(13)	—
Increase related to current period tax positions	17	13	17
Decrease related to settlements with taxing authorities	(4)	—	(40)	[1]
Increase (decrease) due to effect of foreign currency exchange rate changes	(17)	11	(6)
Ending balance of unrecognized tax benefits	$336	$331	$302

[1]
The net increase was primarily related to a change in judgment about one of the Company's tax positions as a result of receiving notification of a preliminary settlement of a Competent Authority matter with a foreign jurisdiction, a portion of which became certain later in the year. This change in position did not have a material impact on the Company's consolidated statement of income during the year ended December 31, 2016, as it was partially offset by refunds to be received from the foreign jurisdiction.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had $190 million, $177 million and $142 million in interest and penalties related to unrecognized tax benefits accrued as of December 31, 2018, 2017 and 2016, respectively. Of these amounts, $13 million, $35 million and $31 million of expense were recognized through income tax expense in 2018, 2017 and 2016, respectively. If the Company were to prevail on all uncertain tax positions, the reversal of this accrual would also be a benefit to the Company's effective tax rate.
It is expected that the amount of unrecognized tax benefits will change in the next 12 months; however, we do not expect the change to have a significant impact on our consolidated statement of income or consolidated balance sheet. These changes may be the result of settlements of ongoing audits, statute of limitations expiring or final settlements in transfer pricing matters that are the subject of litigation. At this time, an estimate of the range of the reasonably possible outcomes cannot be made.

The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and liabilities consisted of the following (in millions):

December 31,	2018		2017
Deferred tax assets:
Property, plant and equipment	$64		$101
Trademarks and other intangible assets	2,540	[2]	98
Equity method investments (including foreign currency translation adjustment)	315		300
Derivative financial instruments	322		387
Other liabilities	791		861
Benefit plans	881		977
Net operating/capital loss carryforwards	341		551
Other	230		186
Gross deferred tax assets	5,484		3,461
Valuation allowances	(419)		(519)
Total deferred tax assets[1]	$5,065		$2,942
Deferred tax liabilities:
Property, plant and equipment	$(922)		$(1,037)
Trademarks and other intangible assets	(1,179)		(1,201)
Equity method investments (including foreign currency translation adjustment)	(1,707)		(1,835)
Derivative financial instruments	(162)		(436)
Other liabilities	(67)		(50)
Benefit plans	(255)		(289)
Other	(453)		(689)
Total deferred tax liabilities	$(4,745)		$(5,537)
Net deferred tax assets (liabilities)	$320		$(2,595)
[1] Noncurrent deferred tax assets of $2,674 million and $346 million were included in the line item deferred income tax assets in our consolidated balance sheets as of December 31, 2018 and 2017, respectively.
[2] The increase was primarily the result of a $2.9 billion cumulative effect adjustment related to our adoption of ASU 2016-16.
In October 2016, the FASB issued ASU 2016-16, which requires the Company to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. ASU 2016-16 was effective for the Company beginning January 1, 2018 and was adopted using a modified retrospective basis. We recorded a $2.9 billion cumulative effect adjustment to increase the opening balance of reinvested earnings with the majority of the offset being recorded as a deferred tax asset. This amount is primarily related to trademarks and other intangible assets and was recorded in the line item deferred income tax assets in our consolidated balance sheet.
As of December 31, 2018, we had net deferred tax assets of $1.6 billion and as of December 31, 2017, we had net deferred tax liabilities of $943 million located in countries outside the United States.
As of December 31, 2018, we had $2,985 million of loss carryforwards available to reduce future taxable income. Loss carryforwards of $389 million must be utilized within the next five years, and the remainder can be utilized over a period greater than five years.
An analysis of our deferred tax asset valuation allowances is as follows (in millions):

Year Ended December 31,	2018	2017	2016
Balance at beginning of year	$519	$530	$477
Additions	83	202	68
Decrease due to reclassification to assets held for sale	—	—	(9)
Deductions	(183)	(213)	(6)
Balance at end of year	$419	$519	$530

The Company's deferred tax asset valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax loss carryforwards from operations in various jurisdictions. Current evidence does not suggest we will realize sufficient taxable income of the appropriate character within the carryforward period to allow us to realize these deferred tax benefits. If we were to identify and implement tax planning strategies to recover these deferred tax assets or generate sufficient income of the appropriate character in these jurisdictions in the future, it could lead to the reversal of these valuation allowances and a reduction of income tax expense. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets in our consolidated balance sheet.
In 2018, the Company recognized a net decrease of $100 million in its valuation allowances. This decrease was primarily due to changes to deferred tax assets and related valuation allowances on certain equity investments. In addition, the changes in net operating losses in the normal course of business contributed to the net decrease in valuation allowance. The decreases were partially offset by an increase due to the acquisition of a controlling interest in one of our foreign bottling operations.
In 2017, the Company recognized a net decrease of $11 million in its valuation allowances. This decrease was primarily due to the reversal of a valuation allowance in a foreign jurisdiction related to expenses incurred in the normal course of business that were previously determined to be non-deductible. In addition, the decrease in value of certain deferred tax assets and related valuation allowance due to the reduction in the U.S. corporate tax rate and changes to deferred tax assets and related valuation allowances on certain equity investments contributed to the net decrease in the valuation allowance. The decreases were partially offset by an increase in the valuation allowance due to increases in the deferred tax asset and related valuation allowances on certain equity investments and recognizing a valuation allowance on deferred tax assets related to net operating losses at certain foreign bottling operations after considering recent negative evidence as to the realizability of those deferred tax assets.
In 2016, the Company recognized a net increase of $53 million in its valuation allowances. This increase was primarily due to the increase in non-deductible expenses incurred during the normal course of business operations.